DEFERRED TAX	12 Months Ended
Dec. 31, 2018
Disclosure of deferred taxes [text block] [Abstract]
Disclosure of deferred taxes [text block]

NOTE 36: DEFERRED TAX

The Group’s deferred tax assets and liabilities are as follows:

	Statutory position		Tax disclosure
	2018 £m	2017 £m	2018 £m	2017 £m
Deferred tax assets	2,453	2,284	4,731	4,989
Deferred tax liabilities	–	–	(2,278)	(2,705)
Asset at 31 December	2,453	2,284	2,453	2,284

The statutory position reflects the deferred tax assets and liabilities as disclosed in the consolidated balance sheet and takes into account the ability of the Group to net assets and liabilities where there is a legally enforceable right of offset. The tax disclosure of deferred tax assets and liabilities ties to the amounts outlined in the tables below which splits the deferred tax assets and liabilities by type, before such netting.

As a result of legislation enacted in 2016, the UK corporation tax rate will reduce from 19 per cent to 17 per cent on 1 April 2020. The Group measures its deferred tax assets and liabilities at the value expected to be recoverable or payable in future periods, and re-measures them at each reporting date based on the most recent estimates of utilisation or settlement, including the impact of bank surcharge where appropriate. The deferred tax impact of this re-measurement in 2018 is a credit of £32 million in the income statement and a charge of £19 million in other comprehensive income.

On 29 October 2018, the UK government announced its intention to restrict the use of capital tax losses to 50 per cent of any future gains arising. Had this restriction been substantively enacted at 31 December 2018, the effect would have been to reduce net deferred tax assets by £41 million.

Movements in deferred tax liabilities and assets (before taking into consideration the offsetting of balances within the same taxing jurisdiction) can be summarised as follows:

Deferred tax assets	Tax losses £m	Property, plant and equipment £m	Pension liabilities £m	Provisions £m	Share-based payments £m	Other temporary differences £m	Total £m
At 1 January 2017	4,298	969	228	40	61	38	5,634
(Charge) credit to the income statement	(264)	(226)	(287)	(7)	7	(28)	(805)
(Charge) credit to other comprehensive income	–	–	149	25	–	–	174
Other (charge) credit to equity	–	–	–	–	(17)	–	(17)
Impact of acquisitions and disposals	–	–	–	–	–	3	3
At 31 December 2017	4,034	743	90	58	51	13	4,989
Adjustment on adoption of IFRS 9 and IFRS 15 (note 54)	–	–	–	322	–	3	325
At 1 January 2018	4,034	743	90	380	51	16	5,314
(Charge) credit to the income statement	(256)	(100)	64	(45)	(6)	(5)	(348)
(Charge) credit to other comprehensive income	–	–	(92)	(138)	–	–	(230)
Other (charge) credit to equity	–	–	–	–	(5)	–	(5)
At 31 December 2018	3,778	643	62	197	40	11	4,731

Deferred tax liabilities	Long-term assurance business £m	Acquisition fair value £m	Pension assets £m	Derivatives £m	Asset revaluations[1] £m	Other temporary differences £m	Total £m
At 1 January 2017	(914)	(798)	(85)	(643)	(234)	(254)	(2,928)
(Charge) credit to the income statement	115	76	199	(139)	(40)	116	327
(Charge) credit to other comprehensive income	–	–	(295)	283	67	–	55
Impact of acquisitions and disposals	–	(157)	–	–	–	(2)	(159)
At 31 December 2017	(799)	(879)	(181)	(499)	(207)	(140)	(2,705)
(Charge) credit to the income statement	162	142	(67)	(19)	(33)	7	192
(Charge) credit to other comprehensive income	–	–	(25)	113	141	–	229
Exchange and other adjustments	–	–	–	–	–	6	6
At 31 December 2018	(637)	(737)	(273)	(405)	(99)	(127)	(2,278)

1	Financial assets at fair value through other comprehensive income (2017: available-for-sale financial assets).

Deferred tax not recognised

No deferred tax has been recognised in respect of the future tax benefit of certain expenses of the life assurance business carried forward. The deferred tax asset not recognised in respect of these expenses is approximately £371 million (2017: £470 million), and these expenses can be carried forward indefinitely. The unrecognised deferred tax asset has reduced in 2018, as the Group’s utilisation estimate has improved over the year.

Deferred tax assets of approximately £78 million (2017: £76 million) have not been recognised in respect of £438 million of UK tax losses and other temporary differences which can only be used to offset future capital gains. UK capital losses can be carried forward indefinitely.

In addition, no deferred tax asset is recognised in respect of unrelieved foreign tax credits of £46 million (2017: £46 million), as there are no expected future taxable profits against which the credits can be utilised. These credits can be carried forward indefinitely.

No deferred tax has been recognised in respect of foreign trade losses where it is not more likely than not that we will be able to utilise them in future periods. Of the asset not recognised, £36 million (2017: £35 million) relates to losses that will expire if not used within 20 years, and £53 million (2017: £56 million) relates to losses with no expiry date.

As a result of parent company exemptions on dividends from subsidiaries and on capital gains on disposal there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and joint arrangements.